ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 2) - Canfield [Member] - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Net income (loss) applicable to common shareholders	$ (477,234)	$ 68,206
Weighted average common shares outstanding, basic	11,635,534	11,385,693
Stock options	300,000	0
Weighted average common shares outstanding, diluted	11,935,534	11,385,693
Net Income per share - Basic	$ (0.04)	$ 0.01
Income per shares - Diluted	$ (0.04)	$ 0.01